Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Westwood One, Inc. (the “Company”) on Form 10-K for the period ending December 31, 2006 as filed with the Securities and Exchange Commission (the “Report”), I, Peter Kosann, Chief Executive Officer of the Company, certify that to my knowledge:

1. the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/ Peter Kosann
Peter Kosann
March 7, 2007

This statement is being furnished to the Securities and Exchange Commission as an exhibit to this Annual Report on Form 10-K.